Exhibit 10.77
SEPTEMBER 2007 AMENDMENT OF DECEMBER 2006 TERM
NOTES ISSUED BY IRVINE SENSORS CORPORATION
AND HELD BY LONGVIEW FUND L.P. AND ALPHA CAPITAL ANSTALT
     This Agreement entered into effective as of September 30, 2007 (the “September 2007 Amendment of December 2006 Term Notes”) by and among IRVINE SENSORS CORPORATION, a Delaware corporation (hereinafter called “Company”), and LONGVIEW FUND L.P. and ALPHA CAPITAL ANSTALT (each a “Holder”). The Company and Holder are entering into this September 2007 Amendment of December 2006 Term Notes to amend certain provisions of certain Term Notes (each a “Term Note”) issued by the Company as of December 29, 2006 pursuant to a Subscription Agreement dated as of December 29, 2006 (the “Subscription Agreement”) and a Term Loan and Security Agreement dated as of December 29, 2006 (“Term Loan Agreement”).
     NOW THEREFORE, in consideration of the mutual covenants and other agreements contained in this Amendment and other good and valuable consideration, receipt of which is acknowledged, the Company and the Holder hereby agree as follows:
     1. The Principal Amount and interest due on the Term Notes shall be due and payable on December 31, 2009, subject to acceleration as described in the Term Notes, Subscription Agreement, Term Loan Agreement and other agreements made in connection therewith. Interest shall compound monthly.
     2. Except as expressly amended hereby, the Term Notes, Subscription Agreement, Term Loan Agreement and other agreements made in connection therewith and all terms thereof shall remain in full force and effect.
     3. This September 2007 Amendment of December 2006 Term Notes may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to any other party, it being understood that all parties need not sign the same counterpart. In the event that any signature is delivered by facsimile or electronic transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) same with the same force and effect as if such signature were an original thereof.

     IN WITNESS WHEREOF, Company and Holder hereby execute this September 2007 Amendment of December 2006 Term Notes as of the date first written above.

IRVINE SENSOR CORPORATION “Company”
By:	/S/ JOHN C. CARSON
	Name:	John C. Carson
	Title:	President & CEO

LONGVIEW FUND, L.P. “Holder”
By:	/S/ S. MICHAEL RUDOLPH
	Name:	S. Michael Rudolph
	Title:	President & CEO

ALPHA CAPITAL ANSTALT “Holder”
By:	/S/ KONRAD ACKERMAN
	Name:	Konrad Ackerman
	Title:	Director